                                                                    EXHIBIT 23.1

        As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of Amendment No. 1 to this S-1 Registration Statement.

                                /s/ ARTHUR ANDERSEN LLP

Atlanta, GA
April 28, 1998